ML LIFE INSURANCE COMPANY	ML LIFE INSURANCE COMPANY
OF NEW YORK	OF NEW YORK
ML of New York Variable Annuity Separate	ML of New York Variable Annuity Separate
Account A	Account D
Supplement Dated April 13, 2009	Supplement Dated April 13, 2009
to the	to the
Prospectus For	Prospectus For
INVESTOR CHOICE (INVESTOR SERIES)	INVESTOR CHOICE (IRA SERIES)
(Dated May 1, 2008)	(Dated May 1, 2008)
This supplement updates the Prospectus for Merrill Lynch Investor Choice Annuity (Investor Series) and Merrill Lynch Investor Choice Annuity (IRA Series) issued by ML Life Insurance Company of New York (“MLLICNY”).
The following hereby amends the corresponding section of the “Guaranteed Minimum Withdrawal Benefit” of the Prospectus:
If you purchased your contract on or after April 13, 2009, the following applies:
Asset Allocation Program. If you participate in the Asset Allocation Program, you must select one of the following asset allocation models:
•	Moderately Conservative; or
•	Moderate.
At any time, you may change to a different asset allocation model, provided the model you choose will satisfy the Allocation Guidelines and Restrictions. We will notify you if an asset allocation model no longer satisfies the Allocation Guidelines and Restrictions.